[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Annual Report

December 31, 2005

Morgan Stanley

Emerging Markets Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Emerging Markets Fund, Inc.

Letter to Stockholders	Overview

Performance

For the year ended December 31, 2005, the Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share of 34.44%, net of fees and 31.97%, respectively, compared to 34.00% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index (the “Index”). On December 31, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $21.92, representing a 11.5% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Global emerging markets posted a third consecutive calendar year of double-digit returns. The asset class appreciated 34.00% in 2005, following returns of 25.60% in 2004 and 55.30% in 2003. Emerging markets continued to outperform developed markets as well, beating the S&P 500® Index by 29 percentage points and developed international markets, as measured by the MSCI EAFE Index, by 20 percentage points.

•                  During the year, the emerging market asset class benefited from strong macroeconomic growth, good corporate governance, and attractive commodity prices. Latin America was the star performer, appreciating 50% (Index return); followed by Europe, Middle East and Africa (EMEA), returning 38.4%; and Asia, gaining 26.8%.

•                  Egypt, Colombia, Russia, Jordan and Argentina were among the best performing countries in the emerging markets region.  Countries posting negative returns in the region were Venezuela, which lagged most significantly, followed by Malaysia and Taiwan.

•                  Overall country allocation contributed favorably to the Fund’s performance. The Fund’s underweight to Taiwan, and overweights to Mexico, Brazil and India were among the key drivers of relative performance. Overweights to Russia, up 73% for the year, and Egypt, up 161%, further enhanced performance.

•                  Stock selection detracted from performance. The Fund’s underweight in energy companies in China, South Africa and Russia slowed its pace.

•                  An underweight to South Korea, which rose 58%, tempered relative performance as well.

Management Strategies

•                  Relative to the Index, the Fund is overweight in Latin America and EMEA and underweight in Asia. As of the close of the period, Russia, Mexico, Brazil, Turkey and Poland were the focal areas of the Fund. In contrast, the Fund is underweight in South Korea, Taiwan, Israel, Malaysia and China.

•                  The Fund is positioned for secular growth with overweights versus the Index in the consumer staples, consumer discretionary and wireless telecommunications sectors.

•                  We increased the Fund’s exposure to select Chinese banking stocks, given the improved banking dynamics in the country and the rising consumer credit sector.

•                  On a country level, we trimmed the Fund’s position in Egypt and exited the market prior to the close of the reporting period. This strategy reflected our analysis of the slowdown in reform momentum and expensive valuations. We increased the Fund’s position in South Korea and South Africa by focusing on stocks with visible growth supported by domestic demand. We continued to emphasize Russia from a bottom-up and top-down perspective, given its overall economic conditions. Throughout the year, we increased the Fund’s exposure to Russia, focusing on domestic-oriented sectors and select energy stocks.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer
January 2006

                                                          The Fund announced in February 2006, that it will be managed by the Emerging Markets team. Current members of the team, all of Morgan Stanley Investment Management Inc., include Narayan Ramachandran, a Managing Director, Ruchir Sharma, a Managing Director and Paul Psaila, an Executive Director.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments	December 31, 2005

		Value
	Shares	(000)
COMMON STOCKS (97.2%)
(Unless Otherwise Noted)
Austria (0.3%)
Commercial Banks
Raiffeisen International Bank
Holding AG	(a)22,687	$1,492
Bermuda (0.3%)
Media
Central European Media Enterprises Ltd.	22,900	1,326
Brazil (12.5%)
Aerospace & Defense
Empresa Brasileira de Aeronautica SA ADR	71,180	2,783
Commercial Banks
Banco Itau Holding Financeira SA (Preference)	91,920	2,213
Banco Itau Holding Financeira SA ADR	177,215	4,257
Banco Nacional SA (Preference)	(a)(b)(f)61,598,720	@—
Investimentos Itau SA (Preference)	544,535	1,723
Unibanco - Uniao de Bancos Brasileiros SA	51,431	646
Unibanco - Uniao de Bancos Brasileiros SA GDR	66,950	4,256
		13,095
Diversified Telecommunication Services
Embratel Participacoes SA (Preference)	(a)625,892,200	1,820
Electric Utilities
CEMIG SA (Preference)	6,607,608	268
CEMIG SA ADR	37,000	1,364
Cia Paranaense de Energia ADR, ‘B’ (Preference)	52,200	393
Cia Paranaense de Energia, ‘B’ (Preference)	108,221,000	833
CPFL Energia SA	116,010	1,389
CPFL Energia SA ADR	8,210	286
		4,533
Food & Staples Retailing
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	29,600	974
Food Products
Perdigao SA (Preference)	31,400	1,060
Independent Power Producers & Energy Traders
Tractebel Energia SA	143,000	920
Metals & Mining
CVRD ADR (Preference)	223,092	$8,087
CVRD ADR	13,500	555
CVRD, ‘A’ (Preference)	4,313	155
Gerdau SA (Preference)	110,700	1,861
Gerdau SA ADR	39,627	661
		11,319
Oil, Gas & Consumable Fuels
Petrobras SA (Preference)	114,316	1,819
Petrobras SA ADR	85,363	6,084
Petrobras SA ADR (Preference)	129,056	8,307
		16,210
Road & Rail
All America Latina Logistica SA	38,120	1,626
Wireless Telecommunication Services
Telesp Celular Participacoes SA	(a)14,157	51
Telesp Celular Participacoes SA (Preference)	(a)278,676	1,055
		1,106
		55,446
Chile (0.6%)
Electric Utilities
Enersis SA ADR	245,870	2,702
China/Hong Kong (5.4%)
Airlines
Air China Ltd., ‘H’	(a)210,000	67
Commercial Banks
China Construction Bank, ‘H’	(a)(d)6,756,000	2,353
Communications Equipment
China Techfaith Wireless Communication Technology Ltd. ADR	29,300	396
Computers & Peripherals
TPV Technology Ltd.	1,929,000	1,902
Electric Utilities
Huadian Power International Co.	2,708,000	691
Electronic Equipment & Instruments
Kingboard Chemical Holdings Ltd.	473,000	1,281
Food Products
Global Bio-Chem Technology Group Co., Ltd.	3,451,000	1,513
Health Care Equipment & Supplies
Moulin Global Eyecare Holdings Ltd.	(a)(b)(f)568,000	@—

The accompanying notes are an integral part of the financial statements.	3

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

		Value
	Shares	(000)
China/Hong Kong (cont’d)
Household Durables
Grande Holdings Ltd.	536,000	$415
Independent Power Producers & Energy Traders
China Resources Power Holdings Co.	1,887,000	1,065
Insurance
China Life Insurance Co., Ltd.	(a)1,863,000	1,646
Ping An Insurance Group Co. of China Ltd., ‘H’	792,000	1,461
		3,107
Metals & Mining
Asia Aluminum Holdings Ltd.	(a)7,284,000	629
Oil, Gas & Consumable Fuels
PetroChina Co., Ltd., ‘H’	3,536,000	2,896
Specialty Retail
GOME Electrical Appliances Holdings Ltd.	3,172,000	2,148
Textiles, Apparel & Luxury Goods
Victory City International Holdings Ltd.	1,051,000	305
Trading Companies & Distributors
Shougang Concord Century Holdings Ltd.	3,415,000	163
Transportation Infrastructure
Hopewell Highway Infrastructure Ltd.	1,226,000	814
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	598,000	2,830
China Unicom Ltd.	1,480,000	1,203
		4,033
		23,778
Colombia (0.5%)
Commercial Banks
BanColombia SA ADR	70,470	2,032
Hungary (0.7%)
Pharmaceuticals
Gedeon Richter Rt.	18,119	3,255
India (6.7%)
Automobiles
Hero Honda Motors Ltd.	93,400	1,784
Mahindra & Mahindra Ltd.	141,000	1,605
		3,389
Commercial Banks
HDFC Bank Ltd.	88,000	1,386
ICICI Bank Ltd. ADR	12,000	346
Punjab National Bank Ltd.	(b)91,500	1,005
UTI Bank Ltd.	(a)66,000	$420
UTI Bank Ltd. GDR	83,000	530
		3,687
Construction & Engineering
Punj Lloyd Ltd.	2,869	44
Construction Materials
Gujarat Ambuja Cements Ltd. GDR	547,500	958
Gujarat Ambuja Cements Ltd.	127,500	226
		1,184
Electrical Equipment
ABB Ltd.	35,281	1,509
Bharat Heavy Electricals Ltd.	146,200	4,507
Siemens India Ltd.	14,000	1,124
		7,140
Household Products
Hindustan Lever Ltd.	354,500	1,554
Internet Software & Services
IndiaInfo.com PCL	(b)(f)116,052	@—
IT Services
Infosys Technologies Ltd.	54,408	3,624
Wipro Ltd.	101,000	1,040
		4,664
Metals & Mining
Hindalco Industries Ltd.	178,000	567
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	49,000	969
Pharmaceuticals
Aventis Pharma Ltd.	26,000	957
Cipla Ltd.	105,500	1,040
Glenmark Pharmaceuticals Ltd.	115,000	803
		2,800
Road & Rail
Container Corp. of India Ltd.	34,635	1,116
Thrifts & Mortgage Finance
Housing Development Finance Corp., Ltd.	53,500	1,435
Tobacco
ITC Ltd.	180,000	568
ITC Ltd. GDR (Registered)	140,500	437
		1,005
		29,554
Indonesia (0.2%)
Commercial Banks
Bank Mandiri Persero Tbk PT	4,730,500	789

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

		Value
	Shares	(000)
Israel (0.0%)
Aerospace & Defense
Elbit Systems Ltd.	1	$ @—
Malaysia (1.3%)
Commercial Banks
Commerce Asset Holdings Bhd	503,000	759
Construction & Engineering
Road Builder (M) Holdings Bhd	434,500	160
Electric Utilities
Tenaga Nasional Bhd	613,200	1,606
Food Products
IOI Corp. Bhd	202,000	663
Hotels, Restaurants & Leisure
Magnum Corp. Bhd	1,084,000	545
Resorts World Bhd	210,000	622
		1,167
Multi-Utilities
YTL Corp. Bhd	789,933	1,118
Real Estate
Bandar Raya Developments Bhd	729,000	167
MK Land Holdings Bhd	973,700	131
		298
		5,771
Mexico (10.5%)
Beverages
Femsa ADR	58,800	4,264
Construction & Engineering
Empresas ICA Sociedad Controladora SA de CV, ADR	6,275	183
Empresas ICA Sociedad Controladora SA de CV	(a)219,866	538
		721
Food & Staples Retailing
Wal-Mart de Mexico SA de CV, ‘V’	2,036,258	11,299
Wal-Mart de Mexico SA de CV ADR	49,915	2,769
		14,068
Household Products
Kimberly-Clark de Mexico SA de CV, ‘A’	395,190	1,412
Media
Grupo Televisa SA ADR	146,590	11,801
Wireless Telecommunication Services
America Movil SA de CV, ‘L’ ADR	492,831	14,420
		46,686
Morocco (0.8%)
Commercial Banks
Attijariwafa Bank	3,099	$416
Banque Marocaine du Commerce Exterieur	16,900	1,374
		1,790
Industrial Conglomerates
ONA SA	16,800	1,946
		3,736
Pakistan (0.5%)
Commercial Banks
National Bank of Pakistan	232,600	776
Diversified Telecommunication Services
Pakistan Telecommunication Co., Ltd.	1,180,800	1,292
		2,068
Peru (0.2%)
Commercial Banks
Credicorp Ltd.	42,200	962
Poland (3.6%)
Commercial Banks
Bank Millennium SA	297,265	481
Bank Pekao SA	54,905	2,949
Powszechna Kasa Oszczednosci Bank Polski SA	308,037	2,750
		6,180
Diversified Telecommunication Services
Telekomunikacja Polska SA GDR	207,000	1,487
Food & Staples Retailing
Central European Distribution Corp.	59,800	2,400
Media
Agora SA	79,967	1,698
TVN SA	(a)136,093	3,268
		4,966
Oil, Gas & Consumable Fuels
Polski Koncern Naftowy Orlen SA	53,736	1,037
		16,070
Russia (10.3%)
Beverages
Efes Breweries International N.V. GDR	(a)47,959	1,364
Commercial Banks
Sberbank RF	51,050	6,672
Electric Utilities
Unified Energy System ADR	31,418	1,332

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

		Value
	Shares	(000)
Russia (cont’d)
Food & Staples Retailing
Pyaterochka Holding GDR	(a)(d)90,061	$1,301
Pyaterochka Holding N.V. GDR	100,939	1,459
		2,760
Food Products
Wimm-Bill-Dann Foods OJSC ADR	107,600	2,586
Metals & Mining
Highland Gold Mining Ltd.	390,800	1,651
MMC Norilsk Nickel ADR	20,200	1,915
		3,566
Oil, Gas & Consumable Fuels
LUKOIL ADR	287,796	17,124
OAO Gazprom ADR (Registered)	55,600	4,058
Surgutneftegaz ADR	40,860	2,227
		23,409
Paper & Forest Products
Alliance Cellulose Ltd., ‘B’	(b)(f)156,075	@—
Wireless Telecommunication Services
Mobile Telesystems ADR	41,600	1,456
Mobile Telesystems GDR	69,600	2,438
		3,894
		45,583
South Africa (12.7%)
Commercial Banks
Standard Bank Group Ltd.	594,217	7,119
Construction & Engineering
Aveng Ltd.	881,100	2,505
Construction Materials
Pretoria Portland Cement Co., Ltd.	41,700	2,022
Diversified Financial Services
African Bank Investments Ltd.	984,500	3,812
Food & Staples Retailing
Massmart Holdings Ltd.	90,826	741
Shoprite Holdings Ltd.	802,600	2,338
		3,079
Food Products
Tiger Brands Ltd.	223,490	5,139
Household Durables
Steinhoff International Holdings Ltd.	1,060,100	3,141
Industrial Conglomerates
Murray & Roberts Holdings Ltd.	503,380	1,559
Media
Naspers Ltd., ‘N’	370,060	$6,551
Metals & Mining
Harmony Gold Mining Co., Ltd.	(a)188,229	2,526
Harmony Gold Mining Co., Ltd. ADR	176,496	2,303
Impala Platinum Holdings Ltd.	18,235	2,686
		7,515
Multiline Retail
Woolworths Holdings Ltd.	146,900	330
Specialty Retail
Edgars Consolidated Stores Ltd.	574,200	3,191
J.D. Group Ltd.	213,600	2,587
		5,778
Wireless Telecommunication Services
MTN Group Ltd.	757,540	7,441
		55,991
South Korea (14.1%)
Auto Components
Hankook Tire Co., Ltd.	(a)93,430	1,321
Hyundai Mobis	(a)29,960	2,748
		4,069
Automobiles
Hyundai Motor Co.	(a)30,050	2,902
Hyundai Motor Co. (2nd Preference)	(a)23,730	1,616
		4,518
Commercial Banks
Kookmin Bank	(a)54,080	4,106
Pusan Bank	(a)79,430	1,045
Shinhan Financial Group Co., Ltd.	(a)90,750	3,697
Woori Finance Holdings Co., Ltd.	(a)99,000	1,975
		10,823
Construction & Engineering
Daelim Industrial Co.	(a)12,670	906
Doosan Heavy Industries and Construction Co., Ltd.	(a)92,420	3,481
GS Engineering & Construction Corp.	(a)52,200	2,746
		7,133
Electronic Equipment & Instruments
Samsung SDI Co., Ltd.	(a)18,940	2,190
Food Products
Orion Corp.	(a)13,749	3,828
Household Durables
Woongjin Coway Co., Ltd.	40,620	966

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

		Value
	Shares	(000)
South Korea (cont’d)
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	17,245	$2,191
Internet Software & Services
NHN Corp.	(a)6,530	1,750
Machinery
Doosan Infracore Co., Ltd.	(a)49,380	887
Hanjin Heavy Industries & Construction Co., Ltd.	(a)51,580	1,203
		2,090
Metals & Mining
Korea Zinc Co., Ltd.	(a)24,600	1,245
Oil, Gas & Consumable Fuels
S-Oil Corp.	11,550	809
SK Corp.	(a)44,690	2,311
		3,120
Personal Products
Amorepacific Corp.	(a)2,717	852
Pharmaceuticals
Hanmi Pharm Co., Ltd.	(a)6,573	907
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	14,471	9,466
Samsung Electronics Co., Ltd. (Preference)	6,581	3,207
		12,673
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	(a)42,610	1,188
Tobacco
KT&G Corp.	(a)58,990	2,638
		62,181
Taiwan (8.8%)
Airlines
Eva Airways Corp.	294	@—
Auto Components
Cheng Shin Rubber Industry Co., Ltd.	586,967	518
Commercial Banks
Chinatrust Financial Holding Co.	1,736,345	1,375
Taishin Financial Holdings Co., Ltd.	1,386,139	727
		2,102
Computers & Peripherals
Acer, Inc.	539,000	1,355
Compal Electronics, Inc.	1,538,000	1,387
High Tech Computer Corp.	110,000	2,064
Infortrend Technology, Inc.	261,000	$396
		5,202
Construction & Engineering
CTCI Corp.	829,258	347
Diversified Financial Services
Polaris Securities Co., Ltd.	1,031,907	467
Electrical Equipment
Phoenixtec Power Co., Ltd.	577,730	630
Electronic Equipment & Instruments
AU Optronics Corp.	3,366,150	5,025
Delta Electronics, Inc.	1,053,479	2,160
Delta Electronics, Inc. GDR	70,867	726
HON HAI Precision Industry Co., Ltd.	538,821	2,954
Radiant Opto-Electronics Corp.	291,785	711
		11,576
Household Durables
Tsann Kuen Enterprise Co., Ltd.	643,347	1,076
Insurance
Cathay Financial Holding Co., Ltd.	1,036,000	1,878
Shin Kong Financial Holding Co., Ltd.	3,562,895	2,773
		4,651
Leisure Equipment & Products
Asia Optical Co., Inc.	16,000	110
Largan Precision Co., Ltd.	117,798	1,859
		1,969
Machinery
Kaulin Manufacturing Co., Ltd.	368,602	335
Metals & Mining
China Steel Corp.	1,088,550	829
Oil, Gas & Consumable Fuels
Formosa Petrochemical Corp.	703,000	1,246
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	260,597	3,072
Taiwan Semiconductor Manufacturing Co., Ltd.	684,000	1,302
Vanguard International Semiconductor Corp.	1,398,913	1,066
		5,440
Software
Cyberlink Corp.	32,000	88
Springsoft, Inc.	466,641	765
		853
Wireless Telecommunication Services
Far EasTone Telecommunications Co., Ltd.	704,000	797

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

		Value
	Shares	(000)
Taiwan (cont’d)
Wireless Telecommunication Services (cont’d)
Taiwan Mobile Co., Ltd.	958,000	$837
		1,634
		38,875
Thailand (2.5%)
Commercial Banks
Bangkok Bank PCL (Foreign)	442,600	1,241
Kasikornbank PCL (Foreign)	485,100	887
Siam City Bank PCL (Foreign)	741,700	439
Siam Commercial Bank PCL (Foreign)	238,600	302
		2,869
Construction & Engineering
CH. Karnchang PCL (Foreign)	(b)1,305,300	385
Italian-Thai Development PCL (Foreign)	(b)4,172,300	839
		1,224
Diversified Telecommunication Services
True Corp. PCL (Foreign)	(a)1,570,800	383
Food & Staples Retailing
CP Seven Eleven PCL (Foreign)	(b)5,122,000	737
Siam Makro PCL (Foreign)	(b)100,700	170
		907
Household Durables
Asian Property Development PCL (Foreign)	(b)3,878,600	323
Lalin Property PCL (Foreign)	(b)1,145,300	138
Land & Houses PCL (Foreign)	2,547,100	553
		1,014
Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	(b)278,300	1,533
Thai Oil PCL (Foreign)	(b)365,800	566
		2,099
Real Estate
MBK PCL (Foreign)	(b)207,300	225
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	582,200	1,505
Total Access
Communication PCL	(a)321,000	1,040
		2,545
		11,266
Turkey (4.7%)
Airlines
Turk Hava Yollari AS	(a)444,308	$2,780
Commercial Banks
Turkiye Garanti Bankasi AS	(a)563,401	2,044
Turkiye Vakiflar Bankasi Tao AS	(a)221,200	1,171
Yapi ve Kredi Bankasi AS	(a)687,963	3,210
		6,425
Construction Materials
Akcansa Cimento AS	285,781	1,735
Diversified Financial Services
Haci Omer Sabanci Holding AS	369,600	2,094
Food & Staples Retailing
BIM Birlesik Magazalar AS	(a)70,330	1,744
Industrial Conglomerates
Enka Insaat ve Sanayi AS	37,038	461
Media
Dogan Yayin Holding AS	(a)671,973	2,662
Hurriyet Gazetecilik ve Matbaacilik AS	702,092	2,755
		5,417
		20,656
TOTAL COMMON STOCKS
(Cost $289,074)		430,219
INVESTMENT COMPANIES (1.1%)
India (0.8%)
Morgan Stanley Growth Fund	(a)(c)4,694,400	3,458
Poland (0.3%)
Narodowy Fundusz Inwestycyjny Empik Media & Fashion SA	(a)762,586	1,596
TOTAL INVESTMENT COMPANIES
(Cost $2,299)		5,054

Face
Amount
(000)
DEBT INSTRUMENTS (0.0%)
India (0.0%)
Metals & Mining
Shri Ishar Alloy Steels Ltd. 15.00%, (expired maturity) (Cost $409)	INR	(b)(f)581	@—

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Face
	Amount	Value
	(000)	(000
SHORT-TERM INVESTMENT (7.0%)
United States (7.0%)
Repurchase Agreement
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $31,039 (Cost $31,025)	$ (e)31,025	$31,025
TOTAL INVESTMENTS (105.3%)
(Cost $322,807)		466,298
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.3%)		(23,564)
NET ASSETS (100%)		$442,734

(a)                        Non-income producing security.

(b)                       Security was valued at fair value — At December 31, 2005, the Fund held $5,921,000 of fair valued securities, representing 1.3% of net assets.

(c)                        The Morgan Stanley Growth Fund, acquired at a cost of $891,309, is advised by an affiliate of the Adviser. During the year ended December 31, 2005, there were no purchases or sales of this security. The Fund derived no income from this security during the year ended December 31, 2005.

(d)                       144A Security — Certain conditions for public sale may exist.  Unless otherwise noted, these securities are deemed to be liquid.

(e)                        Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791.  The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

(f)                          Security has been deemed illiquid — At December 31, 2005.

@                          Face Amount/Value is less than $500.

ADR           American Depositary Receipt

GDR             Global Depositary Receipt

INR                 Indian Rupee

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	592	$76	1/3/06	USD	76	$76	$ @—
USD	5	5	1/3/06	ZAR	33	5	@—
USD	44	44	1/4/06	ZAR	280	44	@—
USD	25	25	1/4/06	ZAR	160	25	@—
USD	103	103	1/5/06	ZAR	652	103	@—
ZAR	484	77	1/6/06	USD	77	77	@—
ZAR	1,892	298	1/9/06	USD	298	298	@—
ZAR	80,455	12,530	8/14/06	USD	11,908	11,908	(622)
		$13,158				$12,536	$(622)

HKD — Hong Kong Dollar

USD — United States Dollar

ZAR — South African Rand

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2005 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $321,916)	$462,840
Investment in Security of Affiliated Issuer, at Value (Cost $891)	3,458
Receivable for Investments Sold	1,253
Foreign Currency, at Value (Cost $1,175)	1,174
Dividends Receivable	1,037
Tax Reclaims Receivable	340
Interest Receivable	7
Unrealized Appreciation on Foreign Currency Exchange Contracts	1
Other	10
Total Assets	470,120
Liabilities:
Payable For:
Dividends Declared	24,971
Investments Purchased	932
Unrealized Depreciation on Foreign Currency Exchange Contracts	623
Investment Advisory Fees	479
Deferred Capital Gain Country Tax	152
Custodian Fees	85
Directors’ Fees and Expenses	24
Bank Overdraft Payable	16
Administration Fees	11
Other Liabilities	93
Total Liabilities	27,386
Net Assets
Applicable to 17,872,440, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$442,734
Net Asset Value Per Share	$24.77
Net Assets Consist of:
Common Stock	$179
Paid-in Capital	283,116
Undistributed (Distributions in Excess of) Net Investment Income	(2,754)
Accumulated Net Realized Gain (Loss)	18,011
Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Exchange Contracts and Translations (Net of $152 Deferred Capital Gain Country Tax)	144,182
Net Assets	$442,734

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2005 (000)
Investment Income
Dividends (Net of $698 of Foreign Taxes Withheld)	$9,247
Interest	512
Total Investment Income	9,759
Expenses
Investment Advisory Fees (Note B)	4,840
Custodian Fees (Note D)	539
Administration Fees (Note C)	310
Professional Fees	131
Stockholder Reporting Expenses	71
Stockholder Servicing Agent	15
Directors’ Fees and Expenses	12
Other Expenses	74
Total Expenses	5,992
Waiver of Administration Fees (Note C)	(191)
Expense Offset (Note D)	@—
Net Expenses	5,801
Net Investment Income (Loss)	3,958
Net Realized Gain (Loss) on:
Investments (Net of Country Taxes of $24)	72,364
Foreign Currency Transactions	121
Net Realized Gain (Loss)	72,485
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $84)	42,365
Foreign Currency Translations	694
Change in Unrealized Appreciation (Depreciation)	43,059
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	115,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$119,502

@ Amount is less than $500.

Statements of Changes in Net Assets	Year Ended December 31, 2005 (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,958	$3,404
Net Realized Gain (Loss)	72,485	41,598
Change in Unrealized Appreciation (Depreciation)	43,059	24,635
Net Increase (Decrease) in Net Assets Resulting from Operations	119,502	69,637
Distributions from and/or in Excess of:
Net Investment Income	(6,540)	(1,620)
Net Realized Gains	(18,432)	—
Total Distributions	(24,972)	(1,620)
Capital Share Transactions:
Repurchase of Shares (40,408 and 87,409 shares, respectively)	(730)	(1,179)
Total Increase (Decrease)	93,800	66,838
Net Assets:
Beginning of Period	348,934	282,096
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(2,754) and $(659), respectively)	$442,734	$348,934

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.48	$15.67	$10.08	$10.68	$11.03
Net Investment Income (Loss)	0.22 †	0.19 †	0.14 †	0.03 †	0.03
Net Realized and Unrealized Gain (Loss) on Investments	6.46	3.70	5.58	(0.65)	(0.43)
Total from Investment Operations	6.68	3.89	5.72	(0.62)	(0.40)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.09)	(0.17)	(0.01)	—
Net Realized Gain	(1.03)	—	—	—	—
Total Distributions	(1.40)	(0.09)	(0.17)	(0.01)	—
Anti-Dilutive Effect of Share Repurchase Program	0.01	0.01	0.04	0.03	0.05
Net Asset Value, End of Period	$24.77	$19.48	$15.67	$10.08	$10.68
Per Share Market Value, End of Period	$21.92	$17.57	$14.71	$8.34	$8.63
TOTAL INVESTMENT RETURN:
Market Value	31.97%	20.11%	78.24%	(3.28% )	(1.37% )
Net Asset Value (1)	34.44%	25.07%	57.02%	(5.49% )	(3.17% )
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$442,734	$348,934	$282,096	$186,568	$201,117
Ratio of Expenses to Average Net Assets(2)	1.50%	1.53%	1.67%	1.75%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.02%	1.15%	1.17%	0.23%	0.21%
Portfolio Turnover Rate	54%	57%	83%	75%	83%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.55%	1.54%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.97%	1.14%	N/A	N/A	N/A

(1)                        Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                                Per share amounts are based on average shares outstanding.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements	December 31, 2005

The Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.         Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results may differ from those estimates.

1.                            Security Valuation:   Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                            Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities.  In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.                            Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•     investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•     investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A substantial portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies.  Changes in currency exchange rates will affect the value of and investment income from such securities.  Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.                            Derivatives:   The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes.  Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                            Other:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

B.         Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund’s average weekly net assets.

C.         Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2005, $191,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.         Custodian Fees:   JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.         Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.  The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 were as follows:

2005 Distributions Paid From: (000)		2004 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$6,150	$18,822	$1,620	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains and losses related to foreign currency transactions and distribution reclasses, resulted in the following reclassifications among the components of net assets at December 31, 2005:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$487	$(487)	$ —

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$—	$18,568

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

At December 31, 2005, the U.S. Federal income tax cost basis of investments was $325,930,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $140,368,000 of which $153,066,000 related to appreciated securities and $12,698,000 related to depreciated securities.

During the year ended December 31, 2005, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $34,791,000.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 3, 2006, for U.S. Federal income tax purposes, post-October currency losses of $788,000.

F.         Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.         Other:   During the year ended December 31, 2005, the Fund made purchases and sales totaling approximately $204,509,000 and $223,684,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the year ended December 31, 2005, the Fund incurred $7,100 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Additionally, during the year ended December 31, 2005, the Fund paid $2,100 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. For the year ended December 31, 2005, the Fund repurchased 40,408 of its shares at an average discount of 12.23% from net asset value per share. Since the inception of the program, the Fund has repurchased 4,951,910 of its shares at an average discount of 19.55% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 15, 2005, the Officers of the Fund, pursuant to authority granted by the Directors declared a distribution of $0.3659 per share, derived from net investment income and $1.0313 per share, derived from long-term capital gains, payable on January 6, 2006, to stockholders of record on December 23, 2005.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2005 qualified dividend income totaled $6,322,000.

For the year ended December 31, 2005, the Fund intends to pass through to stockholders foreign tax credits of approximately $173,000 and has derived gross income from sources within foreign countries in the amount of approximately $9,938,000.

The Fund hereby designates $18,822,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

Morgan Stanley Emerging Markets Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

Reporting to Stockholders (Unaudited)

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record (Unaudited)

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free
1-800-281-2715 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

Report of Independent Registered Public Accounting Firm	December 31, 2005

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then end, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2006

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (unaudited)	December 31, 2005

Independent Directors:

				Number of
				Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address of	Held with	Time		by
Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003) formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Director since 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971- 1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (Chemical Company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Director and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction), Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Hwy. Malibu, CA 90265	Director	Director since 2001	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Director since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by JPMorgan Investment Management Inc.

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2005

Interested Directors:

Number of
Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address of	Held with	Time		by
Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Charles A. Fiumefreddo (72) c/o Morgan Stanley Funds Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Director of the Board	Chairman and Director since 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Funds Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                               Each Director serves an indefinite term, until his or her successor is elected.

**                        The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Officers:

Term of Office and
	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

Principal Executive Officer of Funds in the Fund complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated, Managing Director of Morgan Stanley; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Director of Morgan Stanley Trust; Managing Director and Director of Morgan Stanley Distributors Inc.; Executive Vice President and Principal Executive Officer of the Retail Funds (since April 2003) and the Institutional Funds (since July 2003); previously President and Director of the Institutional Funds (March 2001– July 2003) and Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf, London, United Kingdom E144QA	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Fixed Income of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc., and Van Kampen Asset Management. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds.

Dennis F. Shea (52) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Van Kampen Asset Management. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley.

Morgan Stanley Emerging Markets Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2005

Officers: (cont’d)

Term of Office and
	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years
Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds and General Counsel (February 1997- April 2004) of the Retail Funds; previously Secretary (1997-2006) and Director (1997-2005) of the Morgan Stanley Investment Advisors Inc. and the Morgan Stanley Services Company Inc.; and Secretary and Director of Morgan Stanley Distributors Inc. (1997-2005).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director (since July 2004) and Secretary (since February 2006) of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc., Managing Director and Secretary of Morgan Stanley Distributors Inc. (since February 2006); Managing Director (since February 2005) and Secretary (since February 2006) of Morgan Stanley Services Company Inc.; Vice President of the Institutional and Retail Funds (since July 2004); various positions with the Van Kampen Funds and certain of their service providers; previously, Managing Director and General Counsel— Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); various positions with the Van Kampen Funds; formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since 2002 and Chief Financial Officer since 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (40) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since 2003	Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds and (since July 2003) the Retail Funds; formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*                               Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on July 19, 2005.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10038

1(800)278-4353

Morgan Stanley Emerging Markets Fund, Inc.

Directors
Charles A. Fiumefreddo	Dennis F. Shea
Michael Bozic	Vice President

Edwin J. Garn	Barry Fink
Wayne E. Hedien	Vice President

James F. Higgins	Amy R. Doberman
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	Stefanie V. Chang
Michael Nugent	Vice President

Fergus Reid	James W. Garrett
Treasurer and Chief
Financial Officer
Officers
Charles A. Fiumefreddo	Carsten Otto
Chairman of the Board	Chief Compliance Officer

Ronald E. Robison
President and Principal	Michael J. Leary
Executive Officer	Assistant Treasurer

J. David Germany	Mary E. Mullin
Vice President	Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1 (800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800)221-6726 or visit our website at www.morganstanley.com/im.

© 2006 Morgan Stanley

IS06-00109I-Y12/05

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors:  Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$98,679		N/A

Non-Audit Fees
Audit-Related Fees	$		$235,000	(2)
Tax Fees	$2,835	(3)	$52,799	(4)
All Other Fees	$		$956,268	(5)
Total Non-Audit Fees	$2,835		$1,244,067

Total	$101,514		$1,244,067

2004

	Registrant		Covered Entities(1)
Audit Fees	$93,980		N/A

Non-Audit Fees
Audit-Related Fees	$		$115,000	(2)
Tax Fees	$3,350	(3)	$100,829	(6)
All Other Fees	$		$60,985	(7)
Total Non-Audit Fees	$3,350		$276,814

Total	$97,330		$276,814

N/A- Not applicable, as not required by Item 4.

(1)     Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)     Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)     Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)     Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)     All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(6)     Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling and the research and identification of PFIC entities.

(7)     All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated)

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit

Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)       Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Michael

Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services’ Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.           GUIDELINES

A.            Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.              General.

1.             Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•      Approval of financial statements, director and auditor reports.

•      General updating/corrective amendments to the charter.

•      Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.             Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.             Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.             Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.             Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.             Proposals to require the company to expense stock options will be supported.

7.             Open-ended requests for adjournment generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.             Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.             Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.             Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.             The following proposals generally will be supported:

•      Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•      Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)   If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)  that may impair his or her independence;

(b)   If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)   A direct conflict exists between the interests of the nominee and the public shareholders;

(d)   Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)   A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)    A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.            Auditors

1.             Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.             Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.             Proposals to indemnify auditors will not be supported.

iv.            Anti-Takeover Matters

1.             Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.             Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.             Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.            Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•      Proposals for share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.             The following proposals generally will not be supported (notwithstanding management support).

•      Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

C.            Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.             Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.             Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.             Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.            Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.             Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.             Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.              Corporate Transactions

•      Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.             Compensation

•      Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•      Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•      Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.            Other

•      Proposals for higher dividend payouts.

•      Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•      Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•      Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•      Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.           ADMINISTRATION OF POLICY

A.            Proxy Review Committee

1.             The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)           The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)           The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)           The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)           The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)           In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)            The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)           The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.            Identification of Material Conflicts of Interest

1.     If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.     A material conflict of interest could exist in the following situations, among others:

(a)   The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)   Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.            Proxy Voting Reports

(a)           MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)           MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day operation of the Fund are Narayan Ramachandran and Ruchir Sharma, Managing Directors of the Sub-Adviser. Mr. Ramachandran has been associated with the Sub-Adviser in an investment management capacity since July 1996 and joined the team managing the Fund in April 2001. Mr. Sharma has been associated with the Sub-Adviser in an investment management capacity since October 1996 and joined the team managing the Fund in February 2002.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2005.

As of December 31, 2005, Mr. Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. Of these other accounts, five accounts with a total of approximately $1.4 billion in assets, had performance based fees.

As of December 31, 2005, Mr. Sharma managed eight mutual funds with a total of approximately $5.6 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $664.6 million in assets; and two other accounts with a total of approximately $666.4 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•      Cash Bonus;

•      Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•      Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMDCP fund menu;

•      Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•      Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•      Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•      Contribution to the business objectives of the Investment Adviser.

•      The dollar amount of assets managed by the portfolio manager.

•      Market compensation survey research by independent third parties.

•      Other qualitative factors, such as contributions to client objectives.

•      Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2005, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Emerging Markets Fund, Inc.

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
July	—	—	—	Unlimited
August	—	—	—	Unlimited
September	1,180	$20.80	1,180	Unlimited
October	9,246	$19.83	9,246	Unlimited
November	—	—	—	Unlimited
December	—	—	—	Unlimited

The Share Repurchase Program commenced on 7/30/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Emerging Markets Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 9, 2006